Exhibit 10.1

SECOND Amendment TO AMENDED AND RESTATED LOAN AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) is entered into as of April 24, 2023, among Whole Earth Brands, Inc., a Delaware corporation (formerly Act II Global Acquisition Corp., a Cayman Islands exempted company) (the “Borrower”), the other Credit Parties party hereto, the Lenders party hereto (constituting the Required Revolving Lenders) and Toronto Dominion (Texas) LLC, in its capacity as the Administrative Agent under the Loan Agreement (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, the Borrower, the other Credit Parties party thereto, the lenders party thereto and the Administrative Agent are parties to that certain Amendment and Restatement Agreement, dated as of February 5, 2021 (the “A&R Agreement”), which established, and resulted in the effectiveness of, that certain Amended and Restated Loan Agreement, dated as of February 5, 2021 (as amended by that certain First Amendment, dated as of June 15, 2022, and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Loan Agreement”, and as amended by this Amendment and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time hereafter, the “Loan Agreement”), by and among the Borrower, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the other parties party thereto from time to time;

WHEREAS, the Borrower has requested amendments to the Existing Loan Agreement that would amend and revise the financial covenant set forth in Section 7.8(a) of the Existing Loan Agreement (the “Amendments”);

WHEREAS, subject to the terms and conditions of this Amendment and the Existing Loan Agreement, the Administrative Agent and the Lenders party hereto (constituting the Required Revolving Lenders), are willing, on the Second Amendment Effective Date (as defined in Section 3 below), to enter into this Amendment and make the Amendments to the Existing Loan Agreement as set forth in Section 2 below, in each case, on the terms and subject to the conditions set forth herein; and

NOW, THEREFORE, in consideration of the premises, mutual agreements, provisions and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT:

Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment (including the recitals) and not defined herein shall be defined in accordance with the Existing Loan Agreement as amended hereby.

Section 2. Amendments. In reliance upon the representations and warranties and acknowledgements of the Credit Parties set forth in Section 5 below and subject to the conditions to effectiveness set forth in Section 3 below, as of the Second Amendment Effective Date, Section 7.8(a) of the Existing Loan Agreement is hereby amended, restated and replaced in its entirety by the following covenant:

(a) Consolidated Total Net Leverage Ratio. As of each Fiscal Quarter end (each such date, a “Measurement Date”) (commencing with March 31, 2023), the Borrower shall not permit the Consolidated Total Net Leverage Ratio (calculated solely for the purposes of this Section 7.8(a) on the basis that no more than $37,500,000 in the aggregate of Unencumbered Cash shall be deducted from Total Debt) of it and its Restricted Subsidiaries, on a consolidated Pro Forma Basis, to be greater than the Consolidated Total Net Leverage Ratio set forth below opposite such Measurement Date as of any such Measurement Date:

Measurement Date	Consolidated Total Net Leverage Ratio
March 31, 2023	5.75:1.00
June 30, 2023	6.00:1.00
September 30, 2023	6.00:1.00
December 31, 2023	6.00:1.00
March 31, 2024	5.75:1.00
June 30, 2024 and the last day of each Fiscal Quarter ending thereafter	5.50:1.00

Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the prior or concurrent satisfaction of each of the following conditions and this Amendment shall become effective on the first Business Day on which the following conditions are satisfied or waived (the “Second Amendment Effective Date”):

3.1           Administrative Agent shall have received:

(i)                 a copy of this Amendment executed by Borrower, each other Credit Party, the Administrative Agent and the Required Revolving Lenders;

(ii)               a duly executed certificate of the secretary (or similar Authorized Signatory) of each Credit Party dated as of the Second Amendment Effective Date, including a certificate of incumbency with respect to two or more than two Authorized Signatories of such Person, together with the following items: (A) a true, correct and complete copy of each Organizational Document of such Credit Party as in effect on the Second Amendment Effective Date, (B) certificates of status (or equivalent) for such Credit Party issued by the Secretary of State or similar state official for the state of incorporation, formation or organization of such Credit Party, as applicable, and (C) a true, complete and correct copy of the corporate or other organizational resolutions of such Credit Party authorizing such Credit Party, as applicable, to execute, deliver and perform this Amendment and the other Loan Documents to which such Credit Party is a party;

(iii)               [reserved];

(iv)               (i) payment of all fees and expenses required to be paid on or prior to the Second Amendment Effective Date pursuant to that certain Second Amendment Engagement Letter, dated as of 1 April, 2023, between Borrower and the Administrative Agent and (ii) payment of any other fees, costs and expenses required to be paid on or prior to the Second Amendment Effective Date pursuant to any Loan Document, including, without limitation, all reasonable legal fees and documented out of pocket expenses of the Administrative Agent reimbursable under Section 11.2 of the Loan Agreement; and

(v)                the Administrative Agent shall have received such other certificates, documents and agreements as the Administrative Agent or any Lender may reasonably request.

3.2           No Default or Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated by this Amendment.

3.3          All of the representations and warranties under this Amendment and the other Loan Documents, shall be true and correct as of the date hereof and the Second Amendment Effective Date (except to the extent relating specifically to a specific prior date) in all material respects (provided that if any representation or warranty already includes a materiality or material adverse effect qualifier, such representation or warranty shall be true and correct in all respects), both before and after giving effect to this Amendment and after giving effect to any updates to information provided to the Lenders in accordance with the terms of such representations and warranties.

3.4           (A) Upon the written request of any Lender or the Administrative Agent made at least two (2) Business Days prior to the Second Amendment Effective Date, documentation and other information so requested in connection with applicable “know your customer” and Anti-Money Laundering Laws, including the Patriot Act, and (B) if the information in the most recent Beneficial Ownership Certification delivered to Administrative Agent has changed in any respect, a new Beneficial Ownership Certification in relation to the Borrower, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least three (3) Business Days prior to the Second Amendment Effective Date.

Section 4. Acknowledgments and Affirmations of the Credit Parties; No Novation.

(a)                Each Credit Party hereby expressly acknowledges the terms of this Amendment and confirms, reaffirms and ratifies, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and thereby, (ii) its guarantee of the Obligations under the Subsidiary Guaranty and (iii) its grant of Liens on the Collateral to secure the Obligations pursuant to each of the Security Documents; provided that, on and after the effectiveness of this Amendment, each reference in the Subsidiary Guaranty and in each of the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Loan Agreement, as amended hereby. Without limiting the generality of the foregoing, the Security Documents to which such Credit Party is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Obligations.

(b)                Neither this Amendment nor the effectiveness of the Loan Agreement shall extinguish the Obligations for the payment of money outstanding under the Existing Loan Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests in favor of the Administrative Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Existing Loan Agreements or instruments guaranteeing or securing the same which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment, the Loan Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Existing Loan Agreements or the Borrower or any other Credit Party under any Loan Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Amendment and in the Loan Agreement. The Existing Loan Agreement and each of the other Loan Documents shall remain in full force and effect, as modified hereby.

Section 5. Miscellaneous.

5.1           Representations and Warranties. Each Credit Party, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:

(i)                 Before and after giving effect to this Amendment, the representations and warranties of such Credit Party made under the Loan Agreement and the other Loan Documents (including, without limitation, all representations and warranties with respect to the Borrower’s Subsidiaries) except to the extent relating specifically to a specific prior date, are true and correct in all material respects (provided that if any representation or warranty already includes a materiality or material adverse effect qualifier, such representation or warranty is true and correct in all respects) both before and after giving effect to any updates to information provided to the Lenders in accordance with the terms of the Loan Agreement;

(ii)               such Credit Party is duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its organization or formation (to the extent such concept exists in such jurisdiction) and has all organizational power and authority to execute, deliver and perform its obligations under this Amendment;

(iii)             the execution, delivery and performance of this Amendment by such Credit Party, has been duly authorized by all necessary corporate or other organizational action;

(iv)              this Amendment constitutes its valid and binding obligation, enforceable in accordance with its terms, except as the enforceability thereof may be limited by Debtor Relief Laws or by general principles of equity and principles of good faith and fair dealing;

(v)                no Default or Event of Default exists or would result after giving effect to this Amendment and the other transactions contemplated hereby; and

(vi)              the execution, delivery and performance of this Amendment by the Borrower and other Credit Parties, and the consummation of the transactions contemplated hereby, do not and will not (i) require any consent, approval, authorization, permit or license, governmental or otherwise, not already obtained, except as would not reasonably be expected to have a Materially Adverse Effect, (ii) violate any Applicable Law respecting the Borrower or any of its Restricted Subsidiaries except as would not reasonably be expected to have a Materially Adverse Effect, (iii) conflict with, result in a breach of, or constitute a default under the Organizational Documents of the Borrower or any of its Restricted Subsidiaries, (iv) result in a breach of, or constitute a default under any material indenture, agreement, or other instrument, to which the Borrower or any of its Restricted Subsidiaries is a party or by which any of them or their respective properties may be bound except where such breaches or defaults, individually or in the aggregate, would not reasonably be expected to have a Materially Adverse Effect, or (v) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any of its Restricted Subsidiaries, except for Permitted Liens.

5.2           Loan Agreement Unaffected; Lender Consent; Severability and Captions.

(a)                Each reference to the Existing Loan Agreement or in any other Loan Document shall hereafter be construed as a reference to the Loan Agreement as amended hereby and as may be further amended, modified, restated, supplemented or extended from time to time. Except as herein otherwise specifically provided, all provisions of the Loan Documents shall remain in full force and effect and be unaffected hereby and are hereby ratified and confirmed in full. This Amendment constitutes a “Loan Document” for all purposes under the Existing Loan Agreement, the Loan Agreement and the other Loan Documents.

(b)                Each Lender party hereto hereby irrevocably consents to the terms of this Amendment and the amendments contained herein, which consent shall (for the avoidance of doubt) be binding on each other Lender pursuant to and Section 11.12(a) of the Loan Agreement.

(c)                Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. The parties hereto acknowledge that this Amendment and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters, and that such limitations, tests and measurements are cumulative and must each be performed, except as expressly stated to the contrary in this Amendment. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

5.3           Guarantor Acknowledgment. Each Guarantor, by signing this Amendment:

(i)                 consents and agrees to and acknowledges the terms of this Amendment;

(ii)               acknowledges and agrees that all of the Loan Documents to which such Guarantor is a party or otherwise bound, including both before and after giving effect to this Amendment, shall continue in full force and effect and that all of such Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment; and

(iii)             acknowledges and agrees that (A) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Loan Agreement or any other Loan Document to which such Guarantor is a party to consent to the amendments to the Loan Agreement effected pursuant to this Amendment and (B) nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments or modifications to the Loan Agreement.

5.4           Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment together with the Loan Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto and thereafter shall be binding upon and inure to the benefit of the Borrower, each Agent, each Issuing Bank, each Lender and their respective successors and assigns. All Exhibits and Schedules referred to herein are incorporated in this Amendment by reference and constitute a part of this Amendment. Delivery of an executed (via physical, digital or electronic means) counterpart of a signature page of this Amendment by email or other electronic imaging (including in.pdf format) means shall be as effective as delivery of a manually executed and delivered counterpart of this Amendment. Section 11.23 of the Loan Agreement shall apply to this Amendment as if set forth in full herein.

5.5           Indemnity; Expenses; Limitation of Liabilities. Each Credit Party acknowledges and agrees that Section 11.2 of the Loan Agreement applies to this Amendment and the transactions, agreements and documents contemplated hereunder and/or delivered in connection herewith.

5.6           Survival of Representations and Warranties. All representations and warranties made hereunder shall survive the execution and delivery of this Amendment, and no investigation by Administrative Agent or any Lender or any subsequent extension of credit shall affect any of such representations and warranties or the right of Administrative Agent or any Lender to rely upon them.

5.7           Waiver of Claims. The Credit Parties hereby acknowledge and agree that, through the date hereof, each of the Administrative Agent and the Lenders has acted in good faith and has conducted itself in a commercially reasonable manner in its relationships with the Credit Parties in connection with the Obligations, the Existing Loan Agreement and the other Loan Documents, and the Credit Parties hereby waive and release any claims to the contrary solely with respect to the period through the date hereof. To the maximum extent permitted by law, the Credit Parties hereby release, acquit and forever discharge the Administrative Agent and each of the Lenders, their respective Affiliates, and their respective officers, directors, employees, agents, attorneys, advisors, successors and assigns, both present and former, from any and all claims and defenses, known or unknown as of the date hereof, with respect to the Obligations, this Amendment, the Existing Loan Agreement, the other Loan Documents and the transactions contemplated hereby and thereby, in each case, with respect to the period through the date hereof.

5.8           GOVERNING LAW; SUBMISSION TO JURISDICTION; SERVICE OF PROCESS.

(a)                THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b)                EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY SECURITY DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

(c)                EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

5.9               WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Remainder of Page Intentionally Left Blank; Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

Whole Earth Brands, Inc.,
as the Borrower

By:	/s/ Duane Portwood
Name: Duane Portwood
Title: Chief Financial Officer

[Signature Page to Second Amendment to Amended and Restated Loan Agreement]

PROJECT TASTE INTERMEDIATE LLC,
as a Guarantor

By:	/s/ Duane Portwood
Name: Duane Portwood
Title: Chief Financial Officer

[Signature Page to Second Amendment to Amended and Restated Loan Agreement]

EVD HOLDINGS LLC,
as a Guarantor

By:	/s/ Jeffrey S. Robinson
Name: Jeffrey S. Robinson
Title: President

[Signature Page to Second Amendment to Amended and Restated Loan Agreement]

MERISANT FOREIGN HOLDINGS I, INC.,
as a Guarantor

By:	/s/ Duane Portwood
Name: Duane Portwood
Title: Chief Financial Officer

[Signature Page to Second Amendment to Amended and Restated Loan Agreement]

MAFCO SHANGHAI LLC,
as a Guarantor

By:	/s/ Jeffrey S. Robinson
Name: Jeffrey S. Robinson
Title: President

[Signature Page to Second Amendment to Amended and Restated Loan Agreement]

MAFCO WORLDWIDE LLC,
as a Guarantor

By:	/s/ Jeffrey S. Robinson
Name: Jeffrey S. Robinson
Title: President

[Signature Page to Second Amendment to Amended and Restated Loan Agreement]

MERISANT COMPANY,
as a Guarantor

By:	/s/ Duane Portwood
Name: Duane Portwood
Title: Chief Financial Officer

[Signature Page to Second Amendment to Amended and Restated Loan Agreement]

MERISANT US, INC.,
as a Guarantor

By:	/s/ Duane Portwood
Name: Duane Portwood
Title: Chief Financial Officer

[Signature Page to Second Amendment to Amended and Restated Loan Agreement]

WESCO US LLC,
as a Guarantor

By:	/s/ Duane Portwood
Name: Duane Portwood
Title: Chief Financial Officer

[Signature Page to Second Amendment to Amended and Restated Loan Agreement]

WHOLE EARTH FOREIGN HOLDINGS LLC,
as a Guarantor

By:	/s/ Duane Portwood
Name: Duane Portwood
Title: Chief Financial Officer

[Signature Page to Second Amendment to Amended and Restated Loan Agreement]

WHOLE EARTH SWEETENER COMPANY LLC,
as a Guarantor

By:	/s/ Duane Portwood
Name: Duane Portwood
Title: Chief Financial Officer

[Signature Page to Second Amendment to Amended and Restated Loan Agreement]

SWERVE, L.L.C.,
as a Guarantor

By: Merisant US, Inc.
its sole member

By:	/s/ Duane Portwood
Name: Duane Portwood
Title: Chief Financial Officer

[Signature Page to Second Amendment to Amended and Restated Loan Agreement]

SWERVE IP, L.L.C.,
as a Guarantor

By: Merisant US, Inc.
its sole member

By:	/s/ Duane Portwood
Name: Duane Portwood
Title: Chief Financial Officer

[Signature Page to Second Amendment to Amended and Restated Loan Agreement]

WSO INVESTMENTS, INC.,
as a Guarantor

By:	/s/ Duane Portwood
Name: Duane Portwood
Title: Chief Financial Officer

[Signature Page to Second Amendment to Amended and Restated Loan Agreement]

WHOLESOME SWEETENERS, INCORPORATED,
as a Guarantor

By:	/s/ Duane Portwood
Name: Duane Portwood
Title: Chief Financial Officer

[Signature Page to Second Amendment to Amended and Restated Loan Agreement]

TRUSWEETS, LLC,
as a Guarantor

By:	/s/ Duane Portwood
Name: Duane Portwood
Title: Chief Financial Officer

[Signature Page to Second Amendment to Amended and Restated Loan Agreement]

TORONTO DOMINION (TEXAS) LLC,
as Administrative Agent

By:	/s/ Victoria Roberts
Name: Victoria Roberts
Title: Authorized Signatory

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender

By:	/s/ Victoria Roberts
Name: Victoria Roberts
Title: Authorized Signatory

[Signature Page to Second Amendment to Amended and Restated Loan Agreement]

TRUIST BANK,
as a Lender

By:	/s/ Steve Curran
Name: Steve Curran
Title: Director

[Signature Page to Second Amendment to Amended and Restated Loan Agreement]

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Liyang Yu
Name: Liyang Yu
Title: Vice President

[Signature Page to Second Amendment to Amended and Restated Loan Agreement]

COBANK, ACB,
as a Lender

By:	/s/ LaTonya Keaton
Name: LaTonya Keaton

[Signature Page to Second Amendment to Amended and Restated Loan Agreement]

SIEMENS FINANCIAL SERVICES, INC.,
as a Lender

By:	/s/ Richard Holston
Name: Richard Holston

By:	/s/ Mark Schafer
Name: Mark Schafer

[Signature Page to Second Amendment to Amended and Restated Loan Agreement]